Exhibit 10-87

                  AMENDMENT TO CERTIFICATE OF INCORPORATION OF
                                   APSC, INC.

                        (Pursuant to Sections 242 of the
                General Corporation Law of the State of Delaware)

                  APSC, Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the "General Corporation Law"),

                  DOES HEREBY CERTIFY:

                  FIRST: That the name of the Corporation is APSC, Inc. and that the Corporation was originally incorporated pursuant to the General Corporation Law on March 31, 1999.

                  SECOND: That the Board of Directors duly adopted resolutions proposing to amend the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

                  RESOLVED,   that  the  Certificate  of  Incorporation  of  the
Corporation be amended as follows:

                                   ARTICLE III


         The first paragraph of ARTICLE III is hereby amended and replaced with the following paragraph:

         The aggregate number of shares of capital stock that the Corporation is authorized to issue is one million five hundred thousand (1,500,000) shares of Common Stock, par value $0.001 per share. The holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors. The Common Stock is not redeemable. The holder of each share of Common Stock shall have the right to one vote, and shall be entitled to notice of any stockholders' meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

                                                       * * *
                  THIRD: That foregoing amendment was approved by the holders of the requisite number of shares of said corporation in accordance with Section 228 of the General Corporation Law.

                  FOURTH: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law.

                             [Certification follows]



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                                       S-1



                                CERTIFICATION OF
                  AMENDMENT TO CERTIFICATE OF INCORPORATION OF
                                   APSC, INC.


                  IN WITNESS WHEREOF, this Amendment to the Certificate of Incorporation has been executed by the President and the Secretary of the Corporation on this _____ day of August, 2000, in order to certify that the same has been duly adopted in accordance with applicable provisions of the General Corporation Law.


                                    /s/ Duane K. Boyd, Jr.
                                    ----------------------------------
                                    Duane K. Boyd, Jr.,
                                    President


                                    /s/ W. H. Hayes
                                    ----------------------------------
                                    W. H. Hayes,
                                    Secretary